Digital Turbine Reports Fiscal 2023 Second Quarter Financial Results
Second Quarter Revenue Totaled $174.9 Million
Second Quarter GAAP Net Income of $11.7 Million and GAAP EPS of $0.12; Second Quarter Non-GAAP Adjusted Net Income1 of $35.0 Million and Non GAAP EPS of $0.34
Second Quarter Non-GAAP Adjusted EBITDA2 of $48.2 Million Increased 1% Year-Over-Year

Austin, TX – November 9, 2022 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal second quarter ended September 30, 2022.
Recent Financial Highlights:
•Fiscal second quarter of 2023 revenue totaled $174.9 million representing a 7% decline year-over-year as compared to the fiscal second quarter of 2022.
•GAAP net income for the fiscal second quarter of 2023 was $11.7 million, or $0.11 per share, as compared to a GAAP net loss for the fiscal second quarter of 2022 of $5.9 million, or ($0.06) per share. Non-GAAP adjusted net income1 for the fiscal second quarter of 2023 was $35.0 million, or $0.34 per share, as compared to Non-GAAP adjusted net income1 of $45.3 million, or $0.44 per share, in the fiscal second quarter of 2022.
•Non-GAAP adjusted EBITDA2 for the fiscal second quarter of 2023 was $48.2 million, representing an increase of 1% as compared to Non-GAAP adjusted EBITDA2 of $47.9 million in the fiscal second quarter of 2022. Non-GAAP adjusted EBITDA margin2 increased to 28% in the fiscal second quarter of 2023, representing an all-time high for the Company.

“In these challenging macroeconomic times, I was pleased that we continue to showcase our profitable business model and ability to expand margins in an inflationary environment,” said Bill Stone, CEO. “We managed to achieve financial results that exceeded the midpoints of our profitability guidance for the second quarter. Our fiscal second quarter adjusted EBITDA margin reached an all-time high of 28% during the second quarter, which is a testament to the relative efficiencies and inherent cash flow generation of our platform business model. We have now delivered more than three times the adjusted EBITDA in the past six quarters than we did in the previous six years combined.” Mr. Stone concluded, “Beyond the stated financial performance, I want to also acknowledge the significant progress that we are continuing to make with respect to a number of key strategic initiatives, such as OneDT Integration, SingleTap and AppHub, that we expect will be meaningful contributors to the next significant wave of growth at Digital Turbine. We believe that we are ideally positioned to help empower our telecom partners, as well as large global publishers and advertisers across our platform, to capitalize on an expanding range of innovative new app distribution opportunities. We look forward to detailing more specific progress made on these fronts in the quarters to come.”

Digital Turbine Reports Fiscal 2023 Second Quarter Financial Results
November 9, 2022

Fiscal 2023 Second Quarter Financial Results
Total revenue for the second quarter of fiscal 2023 was $174.9 million. Total On-Device Solutions revenue before intercompany eliminations, was $108.5 million. Before intercompany eliminations, total revenue from our App Growth Platform was $68.3 million.
GAAP net income for the second quarter of fiscal 2023 was $11.7 million, or $0.12 per share, as compared to a GAAP net loss of $5.9 million, or ($0.06) per share for the second quarter of fiscal 2022. Non-GAAP adjusted net income1 for the second quarter of fiscal 2023 was $35.0 million, or $0.34 per share, as compared to Non-GAAP adjusted net income of $45.3 million, or $0.44 per share, in the second quarter of fiscal 2022.
Non-GAAP adjusted EBITDA2 for the second quarter of fiscal 2023 was $48.2 million, representing an increase of 1% year-over-year when compared to Non-GAAP adjusted EBITDA of $47.9 million in the second quarter of fiscal 2022. The reconciliations between GAAP and Non-GAAP financial results for all referenced periods are provided in the tables immediately following the Unaudited Condensed Consolidated Statements of Cash Flows below.
Business Outlook
Based on information available as of November 9, 2022, the Company currently expects the following for the third quarter of fiscal 2023:
•Revenue of between $180 million and $190 million
•Non-GAAP adjusted EBITDA2 of between $53 million and $57 million
•Non-GAAP adjusted EPS1 of $0.36 to $0.39, based on approximately 104 million diluted shares outstanding and an effective tax rate of 25% in the fiscal third quarter
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.
About Digital Turbine, Inc.
Digital Turbine is the leading independent mobile growth platform and levels up the landscape for advertisers, publishers, carriers and OEMS. By integrating a full ad stack with proprietary technology built into devices by wireless operators and OEMs, Digital Turbine supercharges advertising and monetization. The company is headquartered in Austin, Texas, with global offices in New York, Los Angeles, San Francisco, London, Berlin, Singapore, Tel Aviv and other cities serving top agency, app developer and advertising markets. For additional information visit www.digitalturbine.com.

Digital Turbine Reports Fiscal 2023 Second Quarter Financial Results
November 9, 2022

Conference Call
Management will host a conference call today at 4:30 p.m. ET to discuss its fiscal 2023 second quarter financial results and provide operational updates on the business. To participate, interested parties should dial 888-317-6003 in the United States, or 412-317-6061 from international locations, and enter access code 5886959. A webcast of the conference call will be available at ir.digitalturbine.com/events.
For those who are not able to join the live call, a playback will be available through November 16, 2022. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 7899034.
The conference call will discuss forward guidance and other material information.
Use of Non-GAAP Financial Measures
To supplement the Company’s condensed consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow, and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management's internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income and EPS are defined as GAAP net income and EPS adjusted to exclude the effect of stock-based compensation expense, amortization of intangibles, change in fair value of contingent liability, and transaction-related expenses and compensation costs. Readers are cautioned that non-GAAP adjusted net income and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income excluding the following cash and non-cash expenses: stock-based compensation expense, depreciation and amortization, net interest income/(expense), change in fair value of contingent liability, foreign exchange transaction gains/(losses), income tax provision, and transaction-related expenses and compensation costs. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA as a percentage of total revenue. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Condensed Consolidated Statements of Cash Flows), excluding

Digital Turbine Reports Fiscal 2023 Second Quarter Financial Results
November 9, 2022

transaction-related expenses and compensation costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income from operations adjusted to exclude the effect of product development costs, sales and marketing costs, general and administrative costs, and depreciation of software. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow, and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.
Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
•a decline in general economic conditions nationally and internationally
•decreased market demand for our products and services
•market acceptance and brand awareness of our products
•risks associated with indebtedness
•the ability to comply with financial covenants in outstanding indebtedness
•the ability to protect our intellectual property rights
•risks associated with adoption of our platform among existing customers (including the impact of possible delays with major carrier and OEM partners in the roll out for mobile phones deploying our platform)
•actual mobile device sales and sell-through where our platform is deployed is out of our control
•risks associated with our ability to manage the business amid the COVID-19 pandemic and difficult macroeconomic environment
•the impact of COVID-19 and the macroeconomic environment on our partners, digital advertising spend and consumer purchase behavior
•the impact of COVID-19 and the macroeconomic environment on our results of operations

Digital Turbine Reports Fiscal 2023 Second Quarter Financial Results
November 9, 2022

•risks associated with new privacy laws, such as the European Union’s GDPR and similar laws which may require changes to our development and user interface for certain functionality of our mobile platform
•risks associated with the activities of advertisers
•risks associated with the timing of our platform software pushes to the embedded bases of carrier and OEM partners
•risks associated with end user take rates of carrier and OEM software pushes which include our platform
•new customer adoption and time to revenue with new carrier and OEM partners is subject to delays and factors out of our control
•risks associated with fluctuations in the number of our platform slots across US carrier partners
•required customization and technical integration which may slow down time to revenue notwithstanding the existence of a distribution agreement
•risks associated with delays in major mobile phone launches, or the failure of such launches to achieve the scale
•customer adoption that either we or the market may expect
•the difficulty of extrapolating monthly demand to quarterly demand
•the challenges, given the Company’s comparatively small size, to expand the combined Company’s global reach, accelerate growth and create a scalable, low-capex business model that drives EBITDA (as well as adjusted EBITDA)
•ability as a smaller company to manage international operations
•varying and often unpredictable levels of orders; the challenges inherent in technology development necessary to maintain the Company’s competitive advantage such as adherence to release schedules and the costs and time required for finalization and gaining market acceptance of new products
•changes in economic conditions and market demand
•rapid and complex changes occurring in the mobile marketplace
•pricing and other activities by competitors
•technology management risk as the Company needs to adapt to a rapidly developing mobile device marketplace, complex specifications of different carriers and the management of a complex technology platform given the Company’s relatively limited resources
•system security risks and cyberattacks
•risks and uncertainties associated with the integration of the acquisition of AdColony, including our ability to realize the anticipated benefits of the acquisition
•risks and uncertainties associated with the integration of the acquisition of Fyber, including our ability to realize the anticipated benefits of the acquisition
•challenges and risks associated with our rapid growth by acquisitions and resulting significant demands on our management and infrastructure
•challenges and risks associated with our global operations and related business, political, regulatory, operational, financial, and economic risks as a result of our global operations

Digital Turbine Reports Fiscal 2023 Second Quarter Financial Results
November 9, 2022

•other risks including those described from time to time in Digital Turbine’s filings on Forms 10-K and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications.
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2023 Second Quarter Financial Results
November 9, 2022

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive Income / (Loss)
(Unaudited)
(in thousands, except per share amounts)

	Three months ended September 30,
	2022	2021
Net revenue	$174,859	$188,568
Costs of revenue and operating expenses
License fees and revenue share	76,881	91,508
Other direct costs of revenue	9,199	7,827
Product development	14,736	13,915
Sales and marketing	15,490	17,479
General and administrative	37,471	41,307
Total costs of revenue and operating expenses	153,777	172,036
Income from operations	21,082	16,532
Interest and other income / (expense), net
Change in fair value of contingent consideration	—	(22,087)
Interest expense, net	(5,229)	(1,955)
Foreign exchange transaction loss	(281)	(249)
Other income / (expense), net	312	(477)
Total interest and other income / (expense), net	(5,198)	(24,768)
Income / (loss) before income taxes	15,884	(8,236)
Income tax provision / (benefit)	4,181	(2,349)
Net income / (loss)	11,703	(5,887)
Less: net income / (loss) attributable to non-controlling interest	39	(35)
Net income / (loss) attributable to Digital Turbine, Inc.	11,664	(5,852)
Other comprehensive loss
Foreign currency translation adjustment	(9,246)	(15,892)
Comprehensive income / (loss)	2,457	(21,779)
Less: comprehensive income / (loss) attributable to non-controlling interest	32	(128)
Comprehensive income / (loss) attributable to Digital Turbine, Inc.	$2,425	$(21,651)
Net income / (loss) per common share
Basic	$0.12	$(0.06)
Diluted	$0.11	$(0.06)
Weighted-average common shares outstanding
Basic	98,887	96,157
Diluted	102,898	96,157

Digital Turbine Reports Fiscal 2023 Second Quarter Financial Results
November 9, 2022

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	September 30, 2022	March 31, 2022
	(Unaudited)
ASSETS
Current assets
Cash	$82,653	$126,768
Restricted cash	560	394
Accounts receivable, net	255,666	263,139
Prepaid expenses and other current assets	26,479	20,570
Total current assets	365,358	410,871
Property and equipment, net	36,891	31,086
Right-of-use assets	11,358	15,439
Intangible assets, net	407,669	440,589
Goodwill	548,240	559,792
Other non-current assets	4,613	732
TOTAL ASSETS	$1,374,129	$1,458,509

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Accounts payable	$171,571	$167,858
Accrued license fees and revenue share	79,167	95,170
Accrued compensation	14,932	28,775
Acquisition purchase price liabilities	—	50,000
Current portion of debt	—	12,500
Other current liabilities	46,931	30,960
Total current liabilities	312,601	385,263
Long-term debt, net of debt issuance costs	447,193	520,785
Deferred tax liabilities, net	16,684	19,976
Other non-current liabilities	11,948	16,270
Total liabilities	788,426	942,294
Commitments and contingencies (Note 13)
Stockholders’ equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 99,743,560 issued and 98,985,435 outstanding at September 30, 2022; 97,921,826 issued and 97,163,701 outstanding at March 31, 2022	10	10
Additional paid-in capital	803,276	745,661
Treasury stock (758,125 shares at September 30, 2022 and March 31, 2022)	(71)	(71)
Accumulated other comprehensive loss	(54,329)	(39,341)
Accumulated deficit	(165,202)	(191,788)
Total stockholders’ equity attributable to Digital Turbine, Inc.	583,784	514,571
Non-controlling interest	1,919	1,644
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,374,129	$1,458,509

Digital Turbine Reports Fiscal 2023 Second Quarter Financial Results
November 9, 2022

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Three months ended September 30,
	2022	2021
Cash flows from operating activities:
Net income / (loss)	$11,703	$(5,887)
Adjustments to reconcile net income / (loss) to net cash provided by operating activities:
Depreciation and amortization	20,081	16,328
Non-cash interest expense	198	171
Stock-based compensation expense	5,779	5,925
Change in fair value of contingent consideration	—	22,087
Right-of-use asset	2,425	1,323
Deferred income taxes	(3,278)	(2,699)
Foreign exchange transaction (gain) / loss	281	—
(Increase) / decrease in assets:
Accounts receivable, gross	3,290	(13,038)
Allowance for doubtful accounts	1,363	(57)
Prepaid expenses and other current assets	359	(425)
Other non-current assets	(52)	(65)
Increase / (decrease) in liabilities:
Accounts payable	(3,347)	16,280
Accrued license fees and revenue share	(7,433)	(2,191)
Accrued compensation	(3,524)	1,262
Other current liabilities	2,038	188
Other non-current liabilities	(2,203)	(2,451)
Net cash provided by operating activities	27,680	36,751

Cash flows from investing activities
Business acquisitions, net of cash acquired	—	(21,452)
Capital expenditures	(6,517)	(6,047)
Net cash used in investing activities	(6,517)	(27,499)

Cash flows from financing activities
Proceeds from borrowings	—	30,093
Options and warrants exercised	643	1,460
Payment of withholding taxes for net share settlement of equity awards	(1,572)	—
Repayment of debt obligations	(25,992)	(26,576)
Net cash provided by / (used in) financing activities	(26,921)	4,977

Effect of exchange rate changes on cash and cash equivalents and restricted cash	(868)	(2,024)

Net change in cash and cash equivalents and restricted cash	(6,626)	12,205

Cash and cash equivalents and restricted cash, beginning of period	89,839	84,012

Cash and cash equivalents and restricted cash, end of period	$83,213	$96,217

Digital Turbine Reports Fiscal 2023 Second Quarter Financial Results
November 9, 2022

REVENUE BY SEGMENT
(in thousands)
(Unaudited)

	Three months ended September 30,
	2022	2021	% Change
On Device Solutions	$108,466	$129,449	(16)%
App Growth Platform	68,256	64,177	6%
Elimination	(1,863)	(5,058)	(63)%
Consolidated	$174,859	$188,568	(7)%

GAAP INCOME FROM OPERATIONS TO NON-GAAP GROSS PROFIT
(in thousands)
(Unaudited)

	Three months ended September 30,
	2022	2021
Net revenue	$174,859	$188,568
Income from operations	21,082	16,532
Add-back items:
Product development	14,736	13,915
Sales and marketing	15,490	17,479
General and administrative	37,471	41,307
Depreciation of software included in other direct costs of revenue	1,763	734
Non-GAAP gross profit	$90,542	$89,967
Non-GAAP gross profit percentage	52%	48%

GAAP NET INCOME TO NON-GAAP ADJUSTED NET INCOME
(in thousands)
(Unaudited)

	Three months ended September 30,
	2022	2021
Net income / (loss)	$11,703	$(5,887)
Add-back items:
Stock-based compensation expense	5,779	5,925
Amortization of intangibles	16,185	13,999
Adjustment to estimated earn-out liability	—	22,087
Transaction expenses	1,284	9,159
Non-GAAP adjusted net income from continuing operations	$34,951	$45,283
Non-GAAP adjusted net income per share from continuing operations	$0.34	$0.44
Weighted-average common shares outstanding, diluted	102,898	102,721

Digital Turbine Reports Fiscal 2023 Second Quarter Financial Results
November 9, 2022

GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDA
(in thousands)
(Unaudited)

	Three months ended September 30,
	2022	2021
Net income / (loss) from continuing operations	$11,703	$(5,887)
Add-back items:
Stock-based compensation expense	5,779	5,925
Depreciation and amortization	20,081	16,328
Interest expense, net	5,229	1,955
Other income / (expense), net	(312)	477
Change in fair value of contingent consideration	—	22,087
Foreign exchange transaction loss	281	249
Income tax provision / (benefit)	4,181	(2,349)
Transaction expenses	1,284	9,159
Non-GAAP adjusted EBITDA	$48,226	$47,944

GAAP CASH FLOW FROM OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(in thousands)
(Unaudited)

	Three months ended September 30,
	2022	2021
Net cash provided by operating activities	$27,680	$36,751
Capital expenditures	(6,517)	(6,047)
Transaction expenses	1,284	9,159
Non-GAAP free cash flow provided by continuing operations	$22,447	$39,863